==============================================================================

                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                      ------------------------------

                                  FORM 8-K

                      ------------------------------

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                      ------------------------------

                               AUGUST 7, 2006
              Date of Report (Date of Earliest Event Reported)

                      ------------------------------


                   GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
           (Exact name of registrant as specified in its charter)

          DELAWARE                 000-50723               04-3638229
      (State or other      (Commission File Number)     (I.R.S. Employer
      jurisdiction of                                  Identification No.)
      incorporation or
       organization)

              701 MOUNT LUCAS ROAD                             08540
             PRINCETON, NEW JERSEY                           (Zip Code)
    (Address of principal executive offices)

                                609-497-5500
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==============================================================================

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     As of August 7, 2006, Kent A. Clark, who serves as a Director, Managing Director and the Chief Investment Officer of Goldman Sachs Hedge Fund Strategies LLC (the "Managing Member" of Goldman Sachs Hedge Fund Partners, LLC (the "Company")), will perform the responsibilities of principal executive officer of the Managing Member.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



     Date: August 7, 2006

                                    GOLDMAN SACHS HEDGE FUND
                                    PARTNERS, LLC
                                    (Registrant)


                                    By:  Goldman Sachs Hedge Fund
                                          Strategies LLC
                                         Managing Member


                                         By:     /s/ Jennifer Barbetta
                                            --------------------------------
                                             Jennifer Barbetta
                                             Vice President and Chief
                                             Financial Officer